Exhibit 99.1

HOSTESS BRANDS, MAKER OF TWINKIES®,

ANNOUNCES SALE AGREEMENT WITH

GORES HOLDINGS, INC.

Transaction Introduces Hostess as a

Publicly Listed Company

FOR IMMEDIATE RELEASE

LOS ANGELES, CA, July 5, 2016 – Hostess Brands, LLC (“Hostess” or the “Company”), the maker of Hostess® Twinkies®, Ding Dongs® and CupCakes, announced it has entered into a definitive agreement with Gores Holdings, Inc. (“Gores Holdings”) (NASDAQ CM: GRSHU, GRSH, GRSHW), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC (“The Gores Group” or “Gores”). This transaction will introduce Hostess as a publicly listed company, with an anticipated initial enterprise value of approximately $2.3 billion or 10.4x the Company’s estimated 2016 Adjusted EBITDA of approximately $220 million.

Along with the $375 million of cash held in Gores Holdings’ trust account, additional investors have committed to participate via $350 million private placement, led by Alec Gores, Chairman and CEO of The Gores Group, and comprising large institutional investors, C. Dean Metropoulos (via $50 million of additional rollover contribution), and Gores affiliates.

Funds managed by affiliates of Apollo Global Management, LLC (together with its consolidated subsidiaries, “Apollo”) (NYSE: APO) and C. Dean Metropoulos and family, the current majority owners of Hostess, expect to hold an approximately 42% combined stake in Gores Holdings upon completion of the transaction. Dean Metropoulos and William Toler will continue to lead the Company as Executive Chairman and Chief Executive Officer, respectively. This transaction better enables Hostess to continue executing on its long-term growth plan by providing greater access to capital to fund future innovation and acquisitions.

“I have enjoyed working together with Apollo to build a vibrant and exciting company, and we are pleased to partner with the Gores Holdings team as we move to the next stage of Hostess’ growth and expansion,” stated Dean Metropoulos. “We look forward to continuing both our strong organic growth through unique innovations and niche, strategic acquisitions, such as our recent acquisition of Superior Baking, which will extend Hostess’ consumer reach in the ‘in-store bakery’ market and expand offerings to customers.”

“This new phase in Hostess’ evolution and partnership with The Gores Group and our broader investor partners will continue to propel Hostess into a growing and innovative company with significant reach and potential long into the future,” he added. “We are very excited to continue to build this wonderful company and its iconic brands.”

Alec Gores, Chairman and CEO of The Gores Group, said, “We are pleased to partner with Dean, Bill and Apollo to introduce Hostess as a publicly listed company. We have evaluated a number of potential acquisitions for Gores Holdings and believe this transaction offers a superior option for our stockholders. Hostess presents a unique opportunity to invest in an iconic brand with strong fundamentals that is poised for continued growth. We look forward to working with the team at Hostess as we collaborate to further capitalize on these attractive growth prospects.”

Andy Jhawar, Senior Partner and Head of the Consumer and Retail Group at Apollo said, “We are extremely proud of all that we have accomplished together since we acquired these assets out of liquidation in 2013 and rebuilt the company into the great platform business it is today. Hostess possesses exciting continued organic top-line growth potential and is one of the highest EBITDA margin and cash generative food platforms in the U.S. We look forward to continuing our partnership with Dean and Bill, along with the team at Gores, to further grow and build Hostess.”

Hostess was founded in 1919 with the introduction of the Hostess CupCake to the American public. In 1930, Twinkies were introduced, which was an event many say changed the snack cake world. Today, Hostess Brands produces a variety of new and classic treats including Ding Dongs®, Ho Hos®, Donettes® and Fruit Pies, in addition to Twinkies and CupCakes. Hostess had revenues for the twelve months ended May 31, 2016 of approximately $650 million and operates three baking facilities located in Emporia, KS, Indianapolis, IN and Columbus, GA. The Company has a competitively advantaged business model and Direct-to-Warehouse distribution system, and an experienced management team with a successful track record in both relaunching and growing businesses.

Key Transaction Terms

The transaction will be effected pursuant to the Master Transaction Agreement entered into by and among Gores Holdings, the sellers and the other parties thereto, Concurrently with the consummation of the transaction, additional investors will purchase shares of common stock of Gores Holdings in a private placement. After giving effect to any redemptions by the public stockholders of Gores Holdings, the balance of the approximately $375 million in cash held in Gores Holdings’ trust account, together with the $350 million in private placement proceeds (which include $50 million of additional rollover consideration from C. Dean Metropoulos), will be used to pay the sellers cash consideration, pay transaction expenses and repay a portion of the Company’s existing indebtedness to 4.5x 2016 Adjusted EBITDA. The remainder of the consideration payable to the sellers will consist of shares of Gores Holdings common stock.

In order to facilitate the transaction, Gores Holdings’ sponsor has agreed to the cancellation of a portion of the 9,375,000 founder shares and the acquisition of shares of common stock of Gores Holdings by the sellers under the Master Transaction

Agreement and in the private placement at a discount. In addition, the shares of Gores Holdings common stock received by the sellers in the transaction (other than certain rollover shares held by C. Dean Metropoulos) will be restricted from trading for at least 180 days following the completion of the transaction.

As part of the transaction, Gores Holdings will also enter into a tax receivable agreement with the sellers, which will provide for the sharing of tax benefits relating to pre-transaction combination tax attributes and tax attributes generated by the transaction as those attributes are realized by Gores Holdings.

The transaction has been unanimously approved by the boards of directors of both Gores Holdings and Hostess, and is expected to close in the third quarter of 2016, subject to the receipt of regulatory approval, and approval of the stockholders of Gores Holdings. Upon closing of the transaction, the name of the Company will be changed to Hostess Brands, Inc.

Deutsche Bank Securities Inc. acted as lead capital markets advisor, along with Moelis & Company and Morgan Stanley, and financial advisor and Weil, Gotshal & Manges LLP acted as legal advisor to Gores Holdings. Rothschild & Co., Credit Suisse and Perella Weinberg Partners acted as M&A advisors to Hostess. Morgan, Lewis & Bockius acted as legal advisor to Apollo. Paul, Weiss, Rifkind, Wharton & Garrison acted as legal advisor and UBS acted as financial advisor to C. Dean Metropoulos and his family.

Conference Call Information

At 1:00 pm EDT on July 5, 2016, Gores Holdings will be holding an investor conference call to discuss the transaction. For those who wish to participate, the domestic toll-free access number is (855) 729-4767 and the international toll-free access number is (615) 489-8573. Once connected with the operator, please provide the Conference ID number of 42925543 and request access to the Gores Holdings and Hostess Brands Investor Call.

A replay of the call will also be available from 5:00 pm EDT on July 5, 2016 to 11:59 pm EDT on July 12, 2016. To access the replay, the domestic toll-free access number is (866) 247-4222 and participants should provide the Conference ID number of 42925543 and request access to the Gores Holdings and Hostess Brands Investor Call.

About Hostess Brands, LLC

Hostess Brands, LLC is one of the largest packaged food companies focused on developing, manufacturing, marketing, selling and distributing fresh baked sweet goods in the United States. For more information about Hostess products and Hostess Brands, LLC, please visit hostesscakes.com. Follow Hostess on Twitter: @Hostess_Snacks; on Facebook: facebook.com/Hostess; on Instagram: Hostess_Snacks; and on Pinterest: pinterest.com/hostesscakes.

About Gores Holdings, Inc.

Gores Holdings is a special purpose acquisition company sponsored by an affiliate of The Gores Group, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Gores Holdings completed its initial public offering in August 2015, raising approximately $375 million in cash proceeds. Gores Holding’s officers and certain of its directors are affiliated with The Gores Group. Founded in 1987 by Alec Gores, The Gores Group is a global investment firm focused on acquiring controlling interests in mature and growing businesses which can benefit from the firm’s operating experience and flexible capital base. Over its 25 year history, The Gores Group has become a leading investor having demonstrated a reliable track record of creating value in its portfolio companies alongside management. Headquartered in Los Angeles, The Gores Group maintains offices in Boulder, CO, and London. For more information, please visit www.gores.com.

About Apollo

Apollo (NYSE: APO) is a leading global alternative investment manager with offices in New York, Los Angeles, Houston, Chicago, Bethesda, Toronto, London, Frankfurt, Madrid, Luxembourg, Singapore, Mumbai, Delhi, Shanghai and Hong Kong. Apollo had assets under management of approximately $173 billion as of March 31, 2016, in private equity, credit and real estate funds invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit www.agm.com.

About Metropoulos & Co.

Metropoulos & Co. is a merchant banking and management firm focused principally on the food and consumer sectors in the United States and Europe. C. Dean Metropoulos and his management team partners have been involved in more than 81 acquisitions with over $12 billion of aggregate transaction value. Companies where Metropoulos & Co. has been an investor and Metropoulos has been an executive include: Pabst Brewing Company, Pinnacle Foods, Aurora Foods, Stella Foods, The Morningstar Group, International Home Foods, Ghirardelli Chocolates, Mumm and Perrier Jouet Champagnes and Hillsdown Holdings, PLC (Premier International Foods, Burtons Biscuits and Christie Tyler Furniture), among others.

Forward-Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Gores Holdings’ or Hostess’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Gores Holdings’ or Hostess’ management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Gores Holdings’ or Hostess’ management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement and the proposed business combination contemplated thereby; (2) the inability to complete the transaction contemplated by the Master Transaction Agreement due to the failure to obtain approval of the stockholders of Gores Holdings or other conditions to closing in the Master Transaction Agreement; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transaction contemplated by the Master Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Hostess as a result of the announcement and consummation of the transaction described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Hostess may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of Gores Holdings, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Gores Holdings.

Forward-looking statements included in this release speak only as of the date of this release. Neither Gores Holdings nor Hostess undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Gores Holdings’ reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Additional Information about the Business Combination and Where to Find It

Gores Holdings intends to file with the SEC a preliminary proxy statement of Gores Holdings in connection with the proposed business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the business combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed business combination. Gores Holdings’ stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with Gores Holdings’ solicitation of proxies for the special meeting to be held to approve the business combination, as these materials will contain important information about Hostess and Gores Holdings and the proposed business combination. The definitive proxy statement will be mailed to the stockholders of Gores Holdings as of a record date to be established for voting on the business combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: Gores Holdings, 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com).

Participants in the Solicitation

Gores Holdings and its directors and officers may be deemed participants in the solicitation of proxies of Gores Holdings stockholders in connection with the proposed business combination. Gores Holdings stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores Holdings in Gores Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 16, 2016.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores Holdings stockholders in connection with the proposed transaction will be set forth in the proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Gores Holdings intends to file with the SEC.

For inquiries regarding The Gores Group and affiliates, please contact:

Jennifer Kwon Chou

Managing Director, Head of Investor Relations

The Gores Group

310-209-3010

jchou@gores.com

Mike Sitrick

Sitrick & Company

310-432-4150

Mike_Sitrick@sitrick.com

For investor inquiries regarding Apollo Global Management, please contact:

Gary M. Stein

Head of Corporate Communications

Apollo Global Management, LLC

212-822-0467

gstein@apollolp.com

Noah Gunn

Investor Relations Manager

Apollo Global Management, LLC

212-822-0540

ngunn@apollolp.com

For media inquiries regarding Apollo Global Management, please contact:

Charles Zehren

Rubenstein Associates, Inc. for Apollo Global Management, LLC

212-843-8590

czehren@rubenstein.com

For media inquiries regarding Hostess Brands, Dean Metropoulos or Metropoulos & Co., please contact:

Hannah Arnold

LAK Public Relations, Inc.

212-575-4545

harnold@lakpr.com